Exhibit 99.1

Corporate Presentation July 2021 NASDAQ: ABUS www.arbutusbio.com

NASDAQ: ABUS www.arbutusbio.com Forward - Looking Statements 2 This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents to extend through the third quarter of 2022 ; the potential for AB - 729 to be a well - tolerated low dose treatment for HBV with a minimum of injections ; the potential for AB - 836 to be low dose with a greater therapeutic window and to address known capsid resistant variants T 33 N and I 105 T ; the potential for AB - 836 to be once daily dosing ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates including its 2021 key clinical objectives with respect to AB - 729 and AB - 836 and its clinical collaborations with Assembly Biosciences, Antios Therapeutics and Vaccitech ; the timeline to a combination cure for HBV ; Arbutus’ coronavirus strategy ; Arbutus’ expectations regarding its technology licensed to Genevant ; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies including uncertainties and contingencies related to the ongoing COVID - 19 pandemic . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; market shifts may require a change in strategic focus ; the parties may never realize the expected benefits of the collaborations ; and the ongoing COVID - 19 pandemic could significantly disrupt our clinical development programs . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law .

Investment Highlights

Therapeutic focus – curing chronic Hepatitis B Virus (HBV) Infection

Significant Unmet Medical Need in HBV

Global HBV prevalence double that of HCV, potential for larger market opportunity

Goal of HBV Functional Cure

Undetectable HBV DNA and HBsAg delivered through finite duration treatment with a combination of drugs with different modes of action

Broad HBV Portfolio

HBV assets include:

RNAi

Capsid Inhibitors

PD-L1

HBV RNA Destabilizers

Coronavirus Research Initiative

Focused on direct acting antivirals targeting the viral polymerase and protease

Team with Antiviral Expertise & Proven Track Record

Applying knowledge gained from HIV and HCV success to HBV and Coronaviruses

16 % Ownership in Genevant

Rights to potential future royalties and sublicense revenues for LNP Technology

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HCV: Hepatitis C Virus | HIV Human Immunodeficiency Virus

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NASDAQ: ABUS www.arbutusbio.com NASDAQ: ABUS www.arbutusbio.com Proven Leadership Team 4 Successful track records in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine , telaprevir and simeprevir William H. Collier Chief Development Officer Chief Financial Officer President and CEO David C. Hastings Gaston Picchio, PhD Michael J. Sofia, PhD Chief Scientific Officer Chief Business Officer Michael J. McElhaugh EVP, General Counsel and Chief Compliance Officer Elizabeth Howard, PhD, JD

HBV Presents a Significant Unmet Medical Need

>257M

people are chronically infected with HBV, globally.



Americas
7M
2M
United States
EU
15M
15M
Europe
E Mediterranean
21M
SE Asia
39M
W Pacific
115M
90M
China
African
60M

~900k

people die every year as a consequence despite the availability of effective vaccines and antivirals.

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

Sources: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/
Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign-Born Persons Living in the US by Country of Origin

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Significant Opportunity to Improve HBV Cure Rates

HBV cures are achievable with today's SOC in **<5% of patients**. **Sustained** HBsAg and HBV DNA loss after end-of-treatment* is rare.

***undetectable HBsAg and HBV DNA 6 months after end-of-treatment accepted as a functional cure.**

STANDARD OF CARE THERAPIES FOR CHRONIC HBV

	PegIFN	Entecavir	Tenofovir	New HBV Therapies
Dosing Duration	48-weeks	Chronic	Chronic	*rate of* **Undetectable HBV DNA** +
HBV DNA Undetectable *(<60-80 IU/ml)*	7-19%	67-90%	76-93%	*rate of* **HBsAg Loss** =
HBsAg Loss	**~3-7%**	**~1-2%**	**~1-3%**	HIGHER **CURES RATES**

Achievable **HBV Cure Rates** with Current SOC

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

SOC: Standard Of Care | **HBsAg:** HBV Surface Antigen | **PegIFN:** Pegylated Interferon
Source: EASL HBV Clinical Practice Guidelines, 2017 - Pegasys, PEG-Intron, Baraclude and Viread Package Inserts

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NASDAQ: ABUS www.arbutusbio.com An HBV curative regimen would substantially increase diagnosis and treatment rates to unlock significant market growth opportunities. diagnosis Compelling Growth Opportunity in the HBV Market 7 SOC: Standard Of Care Source: Global Hepatitis Report and Hepatitis B Fact Sheet, WHO (2017) http://www.who.int/mediacentre/factsheets/fs204/en/ 10.5% Diagnosed 1.8% Treated Low due to sub - optimal SOC cure rate and asymptomatic nature of disease. treatment 27M 257M chronic HBV 4.5M

NASDAQ: ABUS www.arbutusbio.com 3 2 1 2 HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1. Nucleoside Analogue 2. Capsid Inhibitor 3. RNAi & RNA Destabilizer NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism of Action

NASDAQ: ABUS www.arbutusbio.com 9 Block Replication ▪ NA ▪ Capsid Inhibitor ▪ RNAi ▪ RNA Destabilizer Reduce cccDNA Pool ▪ Capsid Inhibitor Block HBsAg ▪ RNAi ▪ RNA Destabilizer Immuno - modulation ▪ PD - L1 Inhibitor ▪ Interferon ▪ Therapeutic vaccines Leading to an HBV CURE Keys to Therapeutic Success MOA: Mechanism of Action | NA: Nucleoside Analogue | HBsAg : HBV Surface Antigen Suppress HBV DNA and viral antigens Reawaken host immune response Therapeutic success will require a combination of agents with complementary MOAs Reduce/Suppress Viral DNA 1 Reawaken / Boost Host Immune Response 3 Block HBsAg ▪ RNAi ▪ RNA Destabilizer Reduce/Suppress Viral Antigens 2

NASDAQ: ABUS www.arbutusbio.com Arbutus Pipeline 10 Phase I HBV Lead Optimization CTA/I ND Enabling Healthy Subjects HBV Subjects Phase II HBsAg Reduction RNAi AB - 729 HBV RNA Destabilizers Next Gen HBV DNA Suppression Capsid Inhibitor AB - 836 Immune Reawakening PD - L1 1st gen COVID - 19/Coronaviruses Lead Optimization CTA/I ND Enabling Phase I Phase II Pan - Coronavirus Agents

NASDAQ: ABUS www.arbutusbio.com AB - 729 RNAi Therapeutic 11 Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with capsid inhibitors Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies Linker GalNAc n Polymerase, Core Ag, eAg , pgRNA sAg sAg HBx

NASDAQ: ABUS www.arbutusbio.com Cohort J: 90 mg Q12W HBV DNA - AB - 729 - 001 Study Part 1: Single Ascending Dose In Healthy Subjects Dose 1 (60 mg) Dose 2 (180 mg) Dose 3 (360 mg) (≥ Day 15 Safety) n=6; 4 active : 2 placebo n=6; 4 active : 2 placebo n=6; 4 active : 2 placebo Cohort A: 180 mg HBV DNA - Cohort B: 60 mg HBV DNA - Cohort C: 90 mg HBV DNA - (≥ Day 15 Safety) (≥ Day 15 Safety) (≥ Day 15 Safety) Cohort D: 90 mg HBV DNA + n=6 n=6 n=6 n=6 Cohort E: 60 mg Q4W HBV DNA - Cohort F: 60 mg Q8W HBV DNA - n=7 n=7 n=7 Part 2: Single Doses In Chronic Hepatitis B Subjects Part 3: Multiple Doses In Chronic Hepatitis B Subjects HBV: Hepatitis B Virus | TDF: tenofovir disoproxil fumarate | TBD: to be determined Cohort I: 90 mg Q8W HBV DNA - n=7 n=7 12 Cohort G: 90 mg Q8W + TDF HBV DNA + Cohort K: 90 mg Q8W HBV DNA - , HBeAg + n=7

NASDAQ: ABUS www.arbutusbio.com Single Doses of AB - 729 Result in Comparable Mean HBsAg Declines at Week 12 Followed by a Sustained Plateau Phase AB - 729 60 mg single dose (N=6) * AB - 729 90 mg single dose (N=6) ** AB - 729 180 mg single dose (N=4) # Week 12 mean (SE): - 0.99 (0.24) Week 12 mean (SE): - 1.23 (0.18) Week 12 mean (SE): - 0.98 (0.43) 3/6 HBsAg <100 IU/mL 1/6 HBsAg <10 IU/mL 5/6 HBsAg <100 IU/mL 1/6 HBsAg <10 IU/mL 0/4 HBsAg <100 IU/mL mean individual *N=5 at Week 10, 14, 18, 22, 28, and 32 **N=4 at Week 14 and 16; N=3 at Weeks 18 – 24 # N=3 after Week 12; nominal visits ± 7 days 13

NASDAQ: ABUS www.arbutusbio.com 14 Repeat dosing of AB - 729 60 mg and 90 mg results in comparable HBsAg decline profiles with 75 percent of subjects reaching <100 IU/mL Plateau in response observed around Week 20, regardless of dose or dosing interval AB - 729 60 mg Q4W [N=7] * AB - 729 60 mg Q8W [N=7] AB - 729 90 mg Q8W [N=6] *Due to the prolonged pharmacodynamic activity observed after a single dose of AB - 729 (Yuen, AASLD 2020), subjects switched to AB - 729 60 mg Q12W after Week 20 5/7 HBsAg < 100 IU/mL 5/7 HBsAg < 100 IU/mL 5/6 HBsAg < 100 IU/mL

NASDAQ: ABUS www.arbutusbio.com There are no significant differences in mean HBsAg response between AB - 729 doses and dosing intervals to date Visit Cohort E AB - 729 60 mg Q4W ⱡ Cohort F AB - 729 60 mg Q8W Cohort I AB - 729 90 mg Q8W p value between Cohorts Week 16 - 1.44 ( - 0.71 to - 1.95) - 1.39 ( - 1.61 to - 1.08) - 1.63 ( - 0.89 to - 2.44) p ≥ 0.4 Week 24 - 1.84 ( - 0.99 to - 2.31) - 1.57 ( - 1.24 to - 2.01) - 1.79 ( - 1.22 to - 2.46) p ≥ 0.2 Week 32 - 1.84 ( - 0.94 to - 2.36) - 1.68 ( - 1.37 to - 2.15) --- p = 0.5 Week 40 - 1.84 ( - 0.88 to - 2.47) - 1.78* ( - 1.40 to - 2.14) --- p = 0.7 Week 44 - 1.81* ( - 0.93 to - 2.43) - 1.87* ( - 1.32 to - 2.34) [N=6] --- p = 0.8 Week 48 - 1.89* ( - 0.91 to - 2.44) --- --- --- Mean (range) ∆HBsAg with repeat dosing of AB - 729 ⱡ subjects switched to AB - 729 60 mg Q12W after Week 20 dose *Data updated since EASL 2021 ILC 15

NASDAQ: ABUS www.arbutusbio.com AB - 729 90 mg Single Dose Reduces HBsAg and HBV DNA in HBV DNA Positive CHB subjects 16 Figure 1. Individual and mean change from baseline HBsAg following a single dose of AB - 729 90 mg in HBV DNA+ subjects Figure 2. Individual and mean change from baseline HBV DNA following a single dose of AB - 729 90 mg in HBV DNA+ subjects Week 12 Mean (SE) : - 1.02 (0.13) Week 24 Mean (SE): - 1.05 (0.12) Week 36 Mean (SE): - 0.812 (0.09) Week 44 Mean (SE): - 0.657 (0.10) 3/5 subjects HBsAg < 100 IU/mL at nadir Week 12 Mean (SE) : - 1.53 (0.24) Week 24 Mean (SE): - 0.525 (0.37) Week 36 Mean (SE): - 0.693 (0.07)

AB-729 Was Safe and Well Tolerated After Single and Repeat Doses

- No SAEs or discontinuations due to AEs
- No treatment-related Grade 3 or 4 AEs*
- No Grade 3 or 4 laboratory abnormalities*
  - Grade 1 and Grade 2 ALT elevations have decreased with continued treatment
- Injection site TEAEs were mild (erythema, pain, pruritis, bruising) or moderate (pain) and transient
- No clinically meaningful changes in ECGs or vital signs
- All subjects in cohort E and F consented to an additional 6 months of dosing

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

* 1 subject (Cohort A) with rapid decline in HBsAg of ~2.0 log10 IU/mL had an unrelated Gr 2 AE of food poisoning resulting in unrelated transient Grade 3 AEs of ALT/AST elevation (without bilirubin changes)

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NASDAQ: ABUS www.arbutusbio.com Takeaways ▪ Clinical data supports our view that AB - 729 60 mg every 8 weeks is an appropriate and convenient dose to explore in Phase 2a combination trials ▪ Long - term dosing with AB - 729 resulted in 75 percent of subjects reaching <100 IU/mL of HBsAg, a clinically relevant threshold informing when to stop all therapies ▪ Preliminary data suggest that long - term suppression of HBsAg with AB - 729 results in increased HBV - specific immune response ▪ AB - 729 was safe and well tolerated through 48 weeks of dosing ▪ Based on these findings, we have announced and expect to initiate several proof - of - concept Phase 2a combination trials using AB - 729 as the cornerstone agent in 2H/2021 18

NASDAQ: ABUS www.arbutusbio.com ▪ Accomplished key strategic initiative by announcing three Phase 2a proof - of - concept clinical collaborations to accelerate key combination data read - outs ▪ Assembly Biosciences, Inc. - Phase 2a initiated in the first half of 2021 ▪ Antios Therapeutics, Inc. - collaboration announced in June 2021, clinical trial expected to initiate in the second half of 2021 ▪ Vaccitech plc - collaboration announced in July 2021, clinical trial expected to initiate in the second half of 2021 ▪ In addition to these collaborations, the AB - 729 IND was authorized to initiate a Phase 2a trial in combination with ongoing NA therapy and short courses of Peg - IFNα - 2a in chronic hepatitis B subjects 19 Three Clinical Collaborations Executed and IND Authorized to Leverage AB - 729 in Key Proof - Of - Concept Phase 2a Trials

AB-729 Clinical Collaboration

assemblybio

Provides accelerated AB-729 combination proof-of-concept (POC) with Assembly's capsid inhibitor and a NA



Baseline
Wk 24
Wk 48
Wk 72
AB-729 + vebicorvir + NA
AB-729 + NA
vebicorvir + NA
Follow Up

Initiated Phase 2 Clinical Trial Feb 2021

~60 virologically-suppressed subjects with chronic HBV infection

Equal sharing of expertise and costs for this POC open-label trial

No financial requirements or restrictions and no business requirements or restrictions

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

NA: Nucleoside Analogue | **HBeAg:** HBV e Antigen

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NASDAQ: ABUS www.arbutusbio.com 21 Clinical trial will evaluate the safety, pharmacokinetics, immunogenicity and anti - viral activity of the triple combination of AB - 729, VTP - 300 and an NA compared to the double combinations of AB - 729 with an NA and VTP - 300 with an NA Expected to initiate in the second half of 2021 Full rights retained by the Companies of their respective product candidates and all costs will be split equally Assuming positive results parties intend to undertake a larger Phase 2b clinical trial POC Phase 2a clinical trial Evaluating AB - 729 in combination with Vaccitech’s immunotherapeutic, VTP - 300, and a NA AB - 729 Clinical Collaboration

NASDAQ: ABUS www.arbutusbio.com 22 AB - 729 Clinical Collaboration Clinical trial will evaluate AB - 729, ATI - 2173 and a NA in a single cohort in the ongoing Antios Phase 2a ANTT201 clinical trial Expected to initiate in the second half of 2021 Antios will be responsible for the costs and Arbutus will be responsible for supply of AB - 729 Trial cohort will include 10 subjects with chronic HBV assigned 8:2 to active drug or matching placebos; in combination with an NA POC Phase 2a clinical trial AB - 729 in combination with Antios’ proprietary active site polymerase inhibitor nucleotide (ASPIN), ATI - 2173, and a NA

NASDAQ: ABUS www.arbutusbio.com 23 IND Authorized for a Phase 2a POC clinical trial The trial is expected to enroll 40 stably NA - suppressed, HBeAg negative, non - cirrhotic CHB subjects* After a 24 - week dosing period of AB - 729 ( 60 mg every 8 weeks (Q 8 W)), subjects will be randomized into one of 4 groups : ▪ A1: AB - 729 + NA + weekly Peg - IFNα - 2a for 24 weeks (N = 12) ▪ A2: NA + weekly Peg - IFNα - 2a for 24 weeks (N = 12) ▪ B1: AB - 729 + NA + weekly Peg - IFNα - 2a for 12 weeks (N = 8) ▪ B2: NA + weekly Peg - IFNα - 2a for 12 weeks (N = 8) After completion of the assigned Peg - IFNα - 2 a treatment period, all subjects will remain on NA therapy for the initial 24 - week follow up period, and then will discontinue NA treatment if treatment stopping criteria are met Expected to initiate in the third quarter of 2021 AB - 729 in combination with ongoing NA therapy and short courses of Peg - IFNα - in CHB subjects * Pending protocol finalization

NASDAQ: ABUS www.arbutusbio.com Novel chemical series differentiated from AB - 506 and other competitor compounds in the Class II capsid inhibitor space Leverages a novel binding site within the core protein dimer - dimer interface Improved intrinsic potency with EC50 < 10 nM Active against NA resistant variants Potential to address known capsid resistant variants T33N and I105T Provides the potential for low dose and wide therapeutic window Demonstrates high liver concentrations in multiple species Projected to be once daily dosing Pangenotypic Combinable with other MOA agents AB - 836 Capsid Inhibitor In March 2021, received regulatory approval to initiate Phase 1a/1b clinical trial Potential for increased efficacy and enhanced resistance profile relative to earlier generation capsid inhibitors 24

AB-836: A Next Generation Capsid Inhibitor

Compound	HBV DNA / 1° Mechanism				cccDNA Formation / 2° Mechanism	Human Serum Shift
	HepDE19 (EC_{50} µM)	HBV infected PHH (EC_{50} µM)	HBV infected HepG2-NTCP-C4 (EC_{50} µM)	Core I105T Mutation (EC_{50} µM)	HBV infected HepG2-NTCP-C4 (HBsAg EC_{50} µM)	(FC in EC_{50} in 40% Human Serum)
AB-506	0.077	0.032	0.101	1.26	1.430	6x
AB-836	0.010	0.002	0.012	0.118	0.196	2x



Serum Activity
HBV DNA LOG Inhibition
(Day 7 vs Vehicle)
4
3
2
1
0
AB-506
3
10
100 (mg/kg QD)
AB-836



Liver Activity in
HDI Mouse Model
HBV DNA LOG Inhibition
(Day 7 vs Vehicle)
4
3
2
1
0
AB-506
3
10
100 (mg/kg QD)
AB-836



HAP AB-506
SBA
Unique Binding Site

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

HAP: Heteroaryldihydropyrimidine | **SBA:** Sulfamoylbenzamide I **PHH:** Primary Human Hepatocytes

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NASDAQ: ABUS www.arbutusbio.com AB - 836 - 001 Study 26 Dose 6 ≤600mg Dose 4 ≤200mg Dose 3 ≤100mg Dose 2 ≤35mg Dose 1 10mg Dose 5 ≤400mg Cohort A Cohort B Dose 5 FE ≤400mg Dose 7 ≤800mg Part 1: Single Ascending Dose In Healthy Subjects Alternating Cohorts A and B n=8/cohort; 6 active: 2 placebo Part 2: Multiple Ascending Dose in Healthy Subjects Cohort C (≤ 75mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort D (≤200mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort E (≤ 400mg QD) x 10 days N = 10; 8 active: 2 placebo Part 3: Multiple Doses In Chronic Hepatitis B Subjects Cohort F (≤ Cohort C) x 28 days DNA + N = 12; 10 active: 2 placebo Cohort G (≤ Cohort D) x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort H (Dose TBD) x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort I (Dose TBD) + NA x 28 days DNA - N = 12; 10 active: 2 placebo Cohort J (Dose TBD) + TDF x 28 days DNA+ N = 12; 10 active: 2 placebo

NASDAQ: ABUS www.arbutusbio.com Next Gen RNA Destabilizer Program We believe this approach offers potential for an oral HBsAg reducing agent and all oral combination therapy Continuing active research and development of a next generation small molecule Offers a novel mechanism of action to reduce HBsAg and other viral proteins and viral RNA 27

PD-L1 Inhibitor Program for HBV Immune Reactivation

Rationale

- PD-L1 expressed by liver parenchymal and non-parenchymal cells
- PD-L1 upregulated during viral hepatitis
- PD-1 upregulated on HBV-specific T- and B-cells
- Inhibition in combination with other DAAs leads to sustained viral suppression in preclinical models of HBV

Small-Molecule Inhibitor Approach

- Allows controlled checkpoint blockade
- Enables oral dosing
- Designed to reduce systemic safety issues seen with Abs

Current Lead Candidates

- Block PD-L1/PD1 interaction at sub-nM concentrations
- Activate HBV-specific immune responses in T-cells from CHB patients *in vitro*
- Novel MOA identified
- Demonstrate a robust checkpoint mediated *in vivo* effect

PD-L1: Programmed death-ligand 1 | **PD-1:** Programmed death ligand protein
DAAs: Direct acting antivirals | **Abs:** Antibodies | **MOA:** Mechanism of action

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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Coronavirus Strategy

Leveraging our proven expertise and capabilities in antiviral drug discovery and development




5' UTR
3' UTR
Structural protein
Accessory protein
Polyprotein (pp)
Non-structural protein (nsp)

+RNA Virus

31 kb Genome

nsp5 protease & nsp12 polymerase essential enzymes for replication



COVID-19 Virus nsp5 / 3CLpro

Viral Protease



COVID-19 Virus nsp12

Viral Polymerase

Long term commitment

Pan-coronavirus focused

Small Molecule Direct-Acting Antivirals

Directed Effort

- nsp12 Viral Polymerase - nucleos(t)ides
- nsp5 Main Viral Protease - de novo design

X-Chem/Proteros

- Proprietary DEL library screening and structural biology for M^{PRO} inhibitor discovery

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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NASDAQ: ABUS www.arbutusbio.com 2021 Key Objectives Cash balance of ~ $132M as of March 31, 2021, cash runway through 3Q 2022 Objective Anticipated Timing 2021 Additional data from AB - 729 90 mg single - dose in HBV DNA positive subjects 1H Initiate a Phase 2 combination clinical trial to evaluate AB - 729 in combination with Assembly Biosciences’ lead core/capsid inhibitor candidate vebicorvir (VBR) and an NrtI 1H Initiate a Phase 1a/1b clinical trial of AB - 836, our next - generation oral capsid inhibitor 1H Additional data from AB - 729 60 mg multi - dose (4 wk / 8 wk dosing intervals) 1H / 1H Initial data from AB - 729 90 mg multi - dose (8 wk / 12 wk dosing intervals) 1H / 2H Initial data from AB - 729 90 mg multi - dose (8 wk dosing interval) in HBV DNA positive subjects 2H Initiate two Phase 2a combination clinical trials in HBV subjects; both including AB - 729, with one or more approved or investigational agents 2H Initial Phase 1a/1b data for AB - 836 2H 30 x x x x x